Net Income Per Ordinary Share - Reconciliation of Net Income Attributable to the Group Per the Statement of Operating Income and Net Income Used For Net Income Per Ordinary Share (Details) - $ / shares
12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Net income per ordinary share (Note 24):
Basic (USD per share)	$ 7.46	$ 6.20	$ 2.28
Diluted (USD per share)	$ 7.40	$ 6.13	$ 2.25